                                                                                                       Exhibit 99.1

NEWS RELEASE

Media Contact:             Roy Wiley        630-753-2627
Investor Contact:          Ramona Long      630-753-2406
Web site:                  WWW.NAV-INTERNATIONAL.COM

                               NAVISTAR THIRD QUARTER RESULTS MEET CURRENT FORECAST;
                                  SOFTNESS IN DEMAND CONTINUES FOR MEDIUM TRUCKS;
                                     FORECASTS RETURN TO PROFITABILITY IN 2003

                                  Forecast For Industry Class 6-7 Volume Reduced;
                       Loss Seen For Fiscal 2002 As Transformation Strategy Remains On Target

         WARRENVILLE, Ill. -- August 16, 2002 - As previously forecast, Navistar International Corporation (NYSE:
NAV), the nation's largest commercial truck, school bus and mid-range diesel engine producer, today reported a loss for both the three and nine months ended July 31, 2002, as demand for commercial trucks continues to be soft.
         For the three months ended July 31, 2002, the company reported a net loss of $16 million, equal to
($0.27) per diluted common share, compared with earnings of $2 million or $0.03 per diluted common share a year ago. Consolidated sales and revenues from manufacturing and financial services operations for the third quarter totaled $1.6 billion, consistent with the same period in 2001.
         John R. Horne, chairman and chief executive officer of Navistar, said that in addition to continued weak demand for new trucks, results for the third quarter were impacted by a number of unusual and nonrecurring items that totaled $30 million pretax or $0.31 cents per share after taxes. These included the inability of a major supplier to supply pre-emission engines, product recall expenses, the weaker than expected Brazilian exchange rate and costs associated with the six week strike at the company's Chatham, Ontario, Canada heavy truck assembly plant.
         Horne noted that without the unusual items, the company would have reported profit in the third quarter on flat truck and engine sales. Worldwide shipments of International brand heavy and medium trucks and school buses during the third quarter totaled 19,800 units, down slightly from the 20,600 units shipped in the third quarter of 2001. Shipments of mid-range diesel engines to other original equipment manufacturers during the quarter totaled 73,400 units, down 8 percent from the third quarter last year.

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Page Two/3Q Earnings

         Manufacturing gross margins in the third quarter declined to 12.2 percent from 14.2 percent in the third quarter last year. The $30 million in unusual and nonrecurring charges reduced gross margins by 1.5 percent.
         According to Horne, with weak demand expected to continue over the next several months, the company could experience a fourth quarter loss of ($0.20) to ($0.25) per share from continuing operations. Horne emphasized that even if the truck industry demand does not increase in 2003, the company expects to be profitable for the full year 2003.
         Horne said the company continues to work on a number of actions aimed at fixed cost reductions and improved operating efficiencies, and cited two such examples as the discontinuance of operations at the
Springfield body plant and the secondary production line at the Springfield assembly plant.
         "As these actions are finalized and decisions made on additional fixed cost reductions, it is likely that there will be a restructuring charge in the fourth quarter," Horne said.
         For the first nine months of fiscal 2002, Navistar reported a loss of $76 million, or ($1.27) per diluted common share, compared with a loss of  $30 million, or ($0.51) per diluted common share in the first nine months of 2001. Consolidated sales and revenues for the first nine months of fiscal 2002 declined slightly to
$4.7 billion from $4.9 billion in the same period in 2001. Manufacturing gross margin for the nine months was
12.5 percent compared with 13.1 percent last year.
         "While these are challenging times, I am more excited about the future potential of our business than at any time since I became chairman," Horne said. "We now have the products and processes to be a great company but we need to continue our focus to take costs out of our operations so that we have a flexible cost structure and which will make us a stronger, much more profitable company at any part of the cycle."
         The company has lowered its previous industry forecast of 101,500 medium trucks for the year ending
October 31, 2002, to 97,500, including 75,000 Class 6-7 trucks.  School bus demand remains unchanged at 26,000 units as does the forecast for Class 8 heavy trucks at 156,000 units.

                                                        E-2

Page Three/3Q Earnings
         The decline in medium truck demand was attributed in part to reluctance by leasing companies to commit to new orders until there are more definitive signs of economic recovery. The continued strong demand for heavy trucks is the result of pre-buy activity in advance of the new emissions standards that take effect October 1.
While the company is increasing production of heavy trucks at its Chatham plant to 65 units per day from 39 units per day, it has also issued a l2 week advance layoff alert effective November 1. The alert is required under
Canadian law and could impact up to 500 workers as demand for heavy trucks is expected to decrease in the first half of 2003.
         Horne said the new contract with the Canadian Auto Workers gives the company flexibility to schedule production with up to nine hours of overtime per week. The company has the option to close the plant in June
2003. Negotiations with the United Auto Workers have just begun and Horne said the company hopes to achieve an agreement that provides the company with an affordable cost structure that includes production flexibility and manageable health care costs.
         "While these are challenging times, I am more excited about the future potential of our business than at any time since I became chairman," Horne said. "We now have the products and processes to be a great company but we need to continue our focus to take costs out of our operations so that we have a flexible cost structure and which will make us a stronger, much more profitable company at any part of the cycle."
         Navistar's fiscal year ends October 31 and therefore the company is not required to certify its financial statements until September 16, or 45 days after the end of the third quarter. The company has started the internal review process and will communicate its plan to the audit committee of the board of directors.
Currently, the company anticipates to certify its financial statements as required by the Securities and Exchange
Commission.
         Headquartered in Warrenville, Illinois, Navistar International Corporation (NYSE: NAV) is the parent company of International Truck and Engine Corporation, a leading producer of mid-range diesel engines, medium trucks, heavy trucks, severe service vehicles and a provider of parts and service sold under the International(R)
brand. IC Corporation, a wholly owned subsidiary, produces school buses.  The company also is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. Additionally, through a joint venture with Ford Motor Company, the company will build medium commercial trucks and currently sells truck and diesel engine services parts.  International Truck and Engine has the broadest distribution network in the industry. Financing for customers and dealers is provided through a wholly owned subsidiary. Additional information can be found on the company's web site at WWW.NAV-INTERNATIONAL.COM

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Page Four/3Q Earnings

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's expectations, hopes, beliefs and intentions on strategies regarding the future.  It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including but not limited to general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility, and other risks detailed from time to time in Navistar's Securities and Exchange Commission filings.  Navistar assumes no obligation to update the information included in this news release.

Conference Call Scheduled
The company's conference call with security analysts to discuss the earnings report will be webcast at 10 a.m.
CDT  today. The web cast can be accessed through Navistar's website at
http://www.nav-international.com/investor/ and  connecting to the link to the conference call. Additional financial information can be found at HTTP://WWW.NAV-INTERNATIONAL.COM/INVESTOR, via the financial and investor information link to the overview page.

                                                        E-4

                                        NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                          STATEMENT OF INCOME (UNAUDITED)
                                   (Millions of dollars, except per share data)

                                                          Three Months Ended                      Nine Months Ended
                                                                July 31                                July 31
                                                    --------------------------------      ----------------------------------

                                                        2002               2001                2002               2001
                                                        ----               ----                ----               ----
Sales and Revenues
Sales of manufactured products                      $       1,527      $     1,516        $       4,518      $       4,658
Finance and insurance revenue                                  61               70                  210                224
Other income                                                    6               11                   16                 35
                                                    -------------      -----------        -------------      -------------
         Total sales and revenues                           1,594            1,597                4,744              4,917
                                                    -------------      -----------        -------------      -------------

Costs and expenses
Cost of products and services sold                          1,357            1,318                4,001              4,098
Restructuring adjustment                                        -                -                   (1)                 -
Postretirement benefits expense                                58               44                  174                137
Engineering and research expense                               61               58                  190                188
Sales, general and administrative expense                     116              135                  379                393
Interest expense                                               39               42                  117                125
Other expense                                                   2                7                   20                 34
                                                    -------------      -----------        -------------      -------------
         Total costs and expenses                           1,633            1,604                4,880              4,975
                                                    -------------      -----------        -------------      -------------

     Income (loss) before income taxes                        (39)              (7)                (136)               (58)
     Income tax expense (benefit)                             (23)              (9)                 (60)               (28)
                                                    -------------      -----------        -------------      -------------

Net income (loss)                                   $         (16)     $         2        $         (76)     $         (30)
                                                    =============      ===========        =============      =============

Earnings (loss) per share
     Basic                                               $(0.27)             $0.03             $(1.27)            $(0.51)
     Diluted                                             $(0.27)             $0.03             $(1.27)            $(0.51)

Average shares outstanding (millions)
     Basic                                                 60.6               59.5               60.2               59.5
     Diluted                                               60.6               60.2               60.2               59.5

----------------------------------------------------------------------------------------------------------------------------
The Statement of Income includes the consolidated financial results of the company's manufacturing operations with its wholly owned financial services operations.
                                                            E-5

                                        NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                   STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
                                               (Millions of dollars)

                                                                                                  AS OF JULY 31
                                                                                   ---------------------------------------------
                                                                                          2002                     2001
                                                                                   -------------------      --------------------
                                      ASSETS

Cash and cash equivalents                                                              $        547             $        392
Marketable securities                                                                           266                      458
                                                                                       ------------             ------------
                                                                                                813                      850
Receivables, net                                                                              1,873                    1,758
Inventories                                                                                     714                      659
Property and equipment, net                                                                   1,514                    1,885
Investments and other assets                                                                    362                      344
Prepaid and intangible pension assets                                                           277                      308
Deferred tax asset, net                                                                       1,005                      885
                                                                                       ------------             ------------

Total assets                                                                           $      6,558             $      6,689
                                                                                       ============             ============

                        LIABILITIES AND SHAREOWNERS' EQUITY

Liabilities
Accounts payable, principally trade                                                    $        932             $        876
Debt:    Manufacturing operations                                                               921                      971
         Financial services operations                                                        1,684                    1,753
Postretirement benefits liability                                                             1,122                      856
Other liabilities                                                                               851                      954
                                                                                       ------------             ------------
         Total liabilities                                                                    5,510                    5,410
                                                                                       ------------             ------------

Commitments and contingencies

Shareowners' equity
Series D convertible junior preference stock                                                      4                        4
Common stock (75.3 million shares issued)                                                     2,139                    2,139
Retained earnings (deficit)                                                                    (261)                    (175)
Accumulated other comprehensive loss                                                           (361)                    (180)
Common stock held in treasury, at cost                                                         (473)                    (509)
                                                                                       ------------             ------------
Total shareowners' equity                                                                     1,048                    1,279
                                                                                       ------------             ------------

Total liabilities and shareowners' equity                                              $      6,558             $      6,689
                                                                                       ============             ============

--------------------------------------------------------------------------------------------------------------------------------
The Statement of Financial Condition includes the consolidated financial results of the company's manufacturing operations with its wholly owned financial services operations.
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